UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2009

NPC International, Inc.

(Exact name of registrant as specified in its charter)

Kansas (State or other jurisdiction of incorporation)	333-138338 (Commission File Number)	48-0817298 (I.R.S. Employer Identification No.)

7300 West 129th Street

Overland Park, Kansas 66213

(Address of principal executive office)(Zip Code)

(913) 327-5555

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (“Amendment No. 1”) amends NPC International, Inc.’s (the “Company” or “NPC”) Current Report on Form 8-K filed on February 17, 2009 (the “Initial Filing”), in which NPC reported the completion of an acquisition from Pizza Hut, Inc. and Pizza Hut of America, Inc. (collectively “PHI”) on February 17, 2009 (the “February 2009 Transactions”). As reported in the Initial Filing, NPC completed the acquisition from PHI of 49 Pizza Hut units and 1 unit operating under a management agreement between NPC and PHI located in and around St. Louis, Missouri, referred to as the “Acquisition Units” or “Pizza Hut Restaurants”.

This Amendment No. 1 is being filed to include the financial statements and pro forma financial information required under Item 9.01 of Form 8-K relating to the February 2009 Transactions. Except for the filing of such financial statements and pro forma financial information and related exhibits, this Amendment No. 1 does not amend the Initial Filing. The information previously reported in the Current Report on Form 8-K filed on February 17, 2009 is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired

Historically, the Acquisition Units were operated by PHI, a non-registrant wholly-owned subsidiary of YUM! Brands, Inc. and were not operated as a separately identifiable business segment. It is the Company’s understanding that the Acquisition Units were not managed by PHI as a stand-alone business, the Acquisition Units were not accounted for as separate stand-alone entities, separate financial statements were not historically prepared for the Acquisition Units and PHI did not allocate corporate expenses to the Acquisition Units. Consequently, the Company believes the full financial statements and other financial information required by Rule 3-05 of Regulation S-X with regard to the Acquisition Units cannot be provided without unreasonable effort and expense; further, the Company believes that the omission of the full financial statements and other financial information required by Rule 3-05 of Regulation S-X with regard to the Acquisition Units would not have a material impact on a reader’s understanding of the Company’s financial results and condition and related trends. By letter dated November 3, 2008, the staff of the Securities and Exchange Commission (“SEC”) informed the Company that the staff would not object to the Company filing Statements of Revenues and Direct Operating Expenses and Statements of Assets Acquired and Liabilities Assumed for the Pizza Hut Restaurants for all periods called for by Rule 3-05 of Regulation S-X.

Included herein as Exhibit 99.5 to this Amendment No. 1 and incorporated herein by reference are the Statements of Assets Acquired and Liabilities Assumed of the Pizza Hut Restaurants (Tranche Four) as of September 29, 2008 and December 24, 2007 and the related Statements of Revenues and Direct Operating Expenses for the 40 weeks ended September 29, 2008 and 52 weeks ended December 24, 2007 and December 25, 2006, and the notes related thereto, together with the Independent Registered Public Accountants’ report thereon.

(b)	Pro forma financial information

As previously reported in a Form 8-K filed December 9, 2008 by the Company with the SEC, on December 8, 2008 the Company completed the acquisition from PHI of 191 Pizza Hut units located in Tampa, Florida; Cedar Rapids, Iowa; Kansas City, Missouri and North Atlanta, Georgia, and the Company completed the disposition to PHI of 70 Pizza Hut units located in Jacksonville, Florida; Jackson, Mississippi; Spokane, Washington and Savannah, Georgia (the “December 2008 Transactions”). On February 20, 2009, the Company filed a Form 8-K/A with the SEC to include the financial statements and pro forma financial information required under Item 9.01 of Form 8-K relating to the December 2008 Transactions, which financial statements and pro forma financial information are incorporated herein by reference as Exhibits 99.1 and 99.2, respectively. Additionally, as previously reported in a Form 8-K filed January 20, 2009 by the Company with the SEC, on January 19, 2009 the Company completed the acquisition from PHI of 55 Pizza Hut units located in Denver, Colorado, and the Company completed the disposition to PHI of 42 Pizza Hut units located in Evansville, Indiana and Shreveport, Louisiana (the “January 2009 Transactions”). On March 24, 2009, the Company filed a Form 8-K/A with the SEC to include the financial statements and pro forma financial information required under Item

9.01 of Form 8-K relating to the January 2009 Transactions, which financial statements and pro forma financial information are incorporated herein by reference as Exhibits 99.3 and 99.4, respectively. The financial statements included in Exhibits 99.1 and 99.3 for the restaurants acquired in the December 2008 Transactions and January 2009 Transactions, respectively, were prepared on the same basis as the financial statements for the Acquired Units in the February 2009 Transactions described above in Item 9.01(a).

In order to show the cumulative effect of the December 2008 Transactions, the January 2009 Transactions and the February 2009 Transactions, the Unaudited Pro Forma Condensed Consolidated Financial Statements (February 2009 Transactions) included herein as Exhibit 99.6 show the effect of the February 2009 Transactions on the combined pro forma consolidated balance sheet dated September 23, 2008 and the combined pro forma consolidated statements of income for the 39 weeks ended September 23, 2008 and 52 weeks ended December 25, 2007 of the Company (which give effect to the December 2008 Transactions and January 2009 Transactions) set forth in the Unaudited Pro Forma Condensed Consolidated Financial Statements of the Company (January 2009 Transactions) incorporated herein by reference as Exhibit 99.4. The separate pro forma effects of the December 2008 Transactions are set forth in the Unaudited Pro Forma Condensed Consolidated Financial Statements (December 2008 Transactions) of the Company incorporated herein by reference as Exhibit 99.2.

Included herein as Exhibit 99.6 to this Amendment No. 1 and incorporated herein by reference are the following Unaudited Pro Forma Condensed Consolidated Financial Statements (February 2009 Transactions) giving effect to the acquisition of the Acquisition Units: the Unaudited Pro Forma Condensed Consolidated Balance Sheet of the Company as of September 23, 2008 and the related Unaudited Pro Forma Condensed Consolidated Statements of Income for the 39 weeks ended September 23, 2008 and 52 weeks ended December 25, 2007, and the notes related thereto.

The Unaudited Pro Forma Condensed Consolidated Financial Statements (February 2009 Transactions) should be read in conjunction with NPC’s historical financial statements and management’s discussion and analysis of financial condition and results of operations in its periodic reports filed with the SEC and in conjunction with the Unaudited Pro Forma Condensed Consolidated Financial Statements (December 2008 Transactions) incorporated herein by reference as Exhibit 99.2 and the Unaudited Pro Forma Condensed Consolidated Financial Statements (January 2009 Transactions) incorporated herein by reference as Exhibit 99.4. The information contained in Exhibits 99.2, 99.4, and 99.6 does not modify or update any disclosures for the periods presented. The Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for illustrative purposes only and are not intended to be indicative of the results of operations or financial position that would have been achieved had the acquisitions or dispositions been consummated as of the dates indicated in Exhibits 99.2, 99.4 and 99.6, nor do the Unaudited Pro Forma Condensed Consolidated Financial Statements purport to indicate results which may be attained in the future.

(d)	Exhibits

The following additional exhibits are filed:

Number	Description
99.1

Statements of Assets Acquired and Liabilities Assumed of the Pizza Hut Restaurants (Tranches One and Two) as of September 29, 2008 and December 24, 2007 and the related Statements of Revenues and Direct Operating Expenses for the 40 weeks ended September 29, 2008 and 52 weeks ended December 24, 2007 and December 25, 2006 and the notes related thereto, together with the Independent Registered Public Accountants’ report thereon (incorporated herein by reference from Exhibit 99.1 to the Form 8-K/A filed by the Company with the SEC on February 20, 2009).

99.2

Unaudited Pro Forma Condensed Consolidated Financial Statements (December 2008 Transactions) of NPC International, Inc. (incorporated herein by reference from Exhibit 99.2 to the Form 8-K/A filed by the Company with the SEC on February 20, 2009).

99.3

Statements of Assets Acquired and Liabilities Assumed of the Pizza Hut Restaurants (Tranche Three) as of September 29, 2008 and December 24, 2007 and the related Statements of Revenues and Direct Operating Expenses for the 40 weeks ended September 29, 2008 and 52 weeks ended December 24, 2007 and December 25, 2006 and the notes related thereto, together with the Independent Registered Public Accountants’ report thereon (incorporated herein by reference from Exhibit 99.3 to the Form 8-K/A filed by the Company with the SEC on March 24, 2009).

99.4

Unaudited Pro Forma Condensed Consolidated Financial Statements (January 2009 Transactions) of NPC International, Inc. (incorporated herein by reference from Exhibit 99.4 to the Form 8-K/A filed by the Company with the SEC on March 24, 2009).

99.5

Statements of Assets Acquired and Liabilities Assumed of the Pizza Hut Restaurants (Tranche Four) as of September 29, 2008 and December 24, 2007 and the related Statements of Revenues and Direct Operating Expenses for the 40 weeks ended September 29, 2008 and 52 weeks ended December 24, 2007 and December 25, 2006 and the notes related thereto, together with the Independent Registered Public Accountants’ report thereon.

99.6	Unaudited Pro Forma Condensed Consolidated Financial Statements (February 2009 Transactions) of NPC International, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NPC INTERNATIONAL, INC.

By:	/s/ Troy D. Cook
Troy D. Cook
Executive Vice President Finance and Chief Financial Officer

Date: March 25, 2009

INDEX TO EXHIBITS

Exhibit	Description
99.1

Statements of Assets Acquired and Liabilities Assumed of the Pizza Hut Restaurants (Tranches One and Two) as of September 29, 2008 and December 24, 2007 and the related Statements of Revenues and Direct Operating Expenses for the 40 weeks ended September 29, 2008 and 52 weeks ended December 24, 2007 and December 25, 2006 and the notes related thereto, together with the Independent Registered Public Accountants’ report thereon (incorporated herein by reference from Exhibit 99.1 to the Form 8-K/A filed by the Company with the SEC on February 20, 2009).

99.2

Unaudited Pro Forma Condensed Consolidated Financial Statements (December 2008 Transactions) of NPC International, Inc. (incorporated herein by reference from Exhibit 99.2 to the Form 8-K/A filed by the Company with the SEC on February 20, 2009).

99.3

Statements of Assets Acquired and Liabilities Assumed of the Pizza Hut Restaurants (Tranche Three) as of September 29, 2008 and December 24, 2007 and the related Statements of Revenues and Direct Operating Expenses for the 40 weeks ended September 29, 2008 and 52 weeks ended December 24, 2007 and December 25, 2006 and the notes related thereto, together with the Independent Registered Public Accountants’ report thereon (incorporated herein by reference from Exhibit 99.3 to the Form 8-K/A filed by the Company with the SEC on March 24, 2009).

99.4

Unaudited Pro Forma Condensed Consolidated Financial Statements (January 2009 Transactions) of NPC International, Inc. (incorporated herein by reference from Exhibit 99.4 to the Form 8-K/A filed by the Company with the SEC on March 24, 2009).

99.5

Statements of Assets Acquired and Liabilities Assumed of the Pizza Hut Restaurants (Tranche Four) as of September 29, 2008 and December 24, 2007 and the related Statements of Revenues and Direct Operating Expenses for the 40 weeks ended September 29, 2008 and 52 weeks ended December 24, 2007 and December 25, 2006 and the notes related thereto, together with the Independent Registered Public Accountants’ report thereon.

99.6	Unaudited Pro Forma Condensed Consolidated Financial Statements (February 2009 Transactions) of NPC International, Inc.